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$12,101 $8,664 $8,279 $7,161 $6,150 $5,951 $2,431 $1,011 $932 Stone X + RJO INT ERACTI VE BROKERS LLC MAREX CAPIT AL MARKETS INC ADM INVESTOR SERVICES INC RJ OBRIEN ASSOCI ATE S LLC STONEX FINANCIAL INC WE DBUSH SECURITIE S INC TRAD EST ATION SECURITIE S INC PH ILLIP CAPI TAL INC (2)

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Investor Presentation

Acquisition of R.J. O'Brien

StoneX Group Inc.

April 2025

Disclaimer

The StoneX Group Inc. group of companies provides financial services worldwide, including physical commodities, securities, exchange-traded and over-the-counter derivatives, risk management, global payments and foreign exchange products, through its subsidiaries, in accordance with applicable law in the jurisdictions where services are provided. References to over-the counter ("OTC") products or swaps are made on behalf of StoneX Markets LLC (SXM), a member of the National Futures Association (NFA) and provisionally registered with the U.S. Commodity Futures Trading Commission (CFTC) as a swap dealer. SXM's products are designed only for individuals or firms who qualify under CFTC rules as an 'Eligible Contract Participant' ("ECP") and who have been accepted as customers of SXM. StoneX Financial Inc. (SFI) is a member of FINRA/NFA/SIPC and registered with the MSRB. SFI is registered with the U.S. Securities and Exchange Commission (SEC) as a Broker-Dealer and with the CFTC as a Futures Commission Merchant and Commodity Trading Advisor. References to securities trading are made on behalf of the Broker-Dealer Division of SFI and are intended only for an audience of institutional clients as defined by FINRA Rule 4512(c). References to exchange-traded futures and options are made on behalf of the FCM Division of SFI. StoneX Financial Ltd is registered in England and Wales, Company No. 5616586, authorized and regulated by the Financial Conduct Authority.

Trading swaps and over-the-counter derivatives, exchange-traded derivatives and options and securities involves substantial risk and is not suitable for all investors. The information herein is not a recommendation to trade nor investment research or an offer to buy or sell any derivative or security. It does not take into account your particular investment objectives, financial situation or needs and does not create a binding obligation on any of the StoneX Group companies to enter into any transaction with you. You are advised to perform an independent investigation of any transaction to determine whether any transaction is suitable for you. No part of this material may be copied, photocopied or duplicated in any form by any means or redistributed without the prior written consent of StoneX Group Inc.

Numbers presented through 12/31/2024 unless otherwise noted.

Forward-Looking Statements

The following presentation should be taken in conjunction with the most recent financial statements and notes thereto appearing in the most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports filed with the SEC by StoneX Group Inc. (the "Company"). This presentation may contain "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the control of the Company, including adverse changes in economic, political and market conditions, including losses from our market-making and trading activities arising from counterparty failures, the loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of foreign, United States ("U.S.") federal and U.S. state securities laws, the impact of changes in technology in the securities and commodities trading industries, and other risks discussed in our filings with the SEC, including Part I, Item 1A of our Annual Report on Form 10-K for the year ended September 30, 2024. Although the Company believes that its forward-looking statements are based upon reasonable assumptions regarding its business and future market conditions, there can be no assurances that the Company's actual results will not differ materially from any results expressed or implied by the Company's forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned that any forward-looking statements are not guarantees of future performance.

Non-GAAP Financial Measures

The following presentation includes non-GAAP financial measures, including Adjusted Net Income. Non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, may be different from similar non-GAAP financial measures used by other companies and/or analysts. The Company believes its reporting of select non-GAAP financial measures assists investors in evaluating its historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of the Company's financial performance reported in accordance with GAAP, such as Net Income. See the Appendix for a reconciliation of the Company's Adjusted Net Income to the most directly comparable GAAP measure.

Presenters



Sean O'Connor
Executive Vice-Chairman of the Board of Directors
StoneX



Gerry Corcoran
CEO and Chairman of the Board of Directors
RJO'Brien



Bill Dunaway
Chief Financial Officer
StoneX

Agenda

- Transaction Summary
- R.J. O'Brien Overview
- Acquisition Rationale and Combined Business Overview

Transformational Transaction

The acquisition of R.J. O'Brien positions StoneX as a market leader in global derivatives and reinforces our position as an integral part of the global financial market infrastructure offering institutional grade global market access, with end-to-end clearing and execution capabilities, high-touch service and deep expertise

StoneX / RJO'Brien

Transaction Summary

Transaction Overview	▪ StoneX has agreed to acquire all of the shares of R.J. O'Brien ("RJO") for $900 million subject to customary purchase price adjustments, plus assumption of up to $143 million in debt ▪ Consideration to be paid is $625 million in cash plus approximately $275 million in StoneX shares to RJO shareholders ▪ Transformational combination of two businesses expected to create a global market-leading derivatives clearing firm with significant cross-selling opportunities ▪ Gerry Corcoran will remain on in a senior leadership position at StoneX
Consideration and Leverage	▪ Cash consideration for the transaction is to be funded with $625 million 2nd Lien Senior Secured Notes ▪ Pro forma Total HoldCo Debt / Consolidated Adj. EBITDA of 1.8x up from 1.1x
Summary of Synergies	▪ Significant revenue synergies from cross-sell opportunities ▪ Expense synergies of $50 million+ from removal of overlapping back-office functions and streamlining of operations and platforms, leveraging a best-of-breed approach ▪ Capital synergies of $50 million+ from consolidation of regulated entities
Timetable	▪ Expect to close in calendar year Q3 2025, subject to regulatory approvals and other customary closing conditions

StoneX at a Glance

40+
Exchanges

18,000+
OTC Products

140+
Currencies

Global Execution, Clearing & Custody Across Equities, Fixed Income, FX, and Commodities

54,000+
Institutional, Commercial & Payments Clients

400,000+
Self-Directed/Retail Client Accounts

$7.8B+
Client Assets[(1)]

$4.9T
Volume Traded [(2)]

217M
Listed Derivative Contracts Traded [(2)]

$1,777M
Equity Capital

Supported by Expansive Global Footprint

4,600+
Staff

20+
Countries across 6 continents

(1) Represents the Q1 2025 quarterly average
(2) Total volume traded of FX / CFD, Securities and Global Payments contracts and listed derivative contracts on a trailing 12-month basis as of December 31, 2024

Track Record of Successful M&A

Solid balance sheet, favorable regulatory position and publicly traded status make StoneX an appealing partner to acquisition targets


35+
Acquisitions Over Last Decade
Share Price
(Rebased(1))
Neumann Gruppe
TRX Futures (Brokerage & Clearing)
Mar-12
G.X. Clarke & Co.
Nov-14
sterne agee
(Securities Clearing & Independent WM Business)(2)
Jun-16
PAYCOMMERCE
(SWIFT Service Bureau)
Sep-18
GMP Securities
(US Fixed Income Trading Business)
Dec-18
UOB
(Singapore Futures & Options Brokerage & Clearing Business)
Mar-19
GAIN CAPITAL
Feb-20
CDI
Nov-22
OCTO FINANCES
Jan-25
BENCHMARK
(Investment Banking Platform)
Mar-25(3)
StoneX +803%
S&P 500 +292%
Mar-07
Feb-08
Jan-09
Nov-09
Oct-10
Sep-11
Aug-12
Jul-13
Jun-14
May-15
Mar-16
Feb-17
Jan-18
Dec-18
Nov-19
Oct-20
Aug-21
Jul-22
Jun-23
May-24
Apr-25

StoneX

Note: Dates shown for select precedent transactions reflective of initial announcement date. Market data as of April 9th, 2025.
(1) Indexed to 15-Mar-07, date of FCStone's initial public offering on NASDAQ Exchange for ~$130M of net proceeds.
(2) Later announced merger of wholly owned subsidiary Sterne, Agree & Leach in Jul-17 as part of further consolidation of entities.
(3) Represents the signing date; closing remains subject to regulatory approval.

R.J. O’Brien Overview

- Leading global FCM with an established position in agricultural, energy, financial and other commodities markets
- 110+ year history in the futures and options markets
- Provides 24-hour execution and clearing services on all major future exchanges, serving introducing brokers, commercial entities, institutional investors and individual traders
- Offices in all major financial centers, including Chicago, New York, London, Paris, Hong Kong, Singapore and Dubai

$766mm
2024A Revenue

$170mm
2024A EBITDA

$6.4bn
Customer Assets[1]

75k+
Client Accounts

15
Global Offices

590
Employees

CY’24 Operating Revenue[2]

By Segment


Retail
3%
Corporate
3%
11%
Commercial
Introducing Broker
36%
$766mm
47%
Institutional

By Geography


Canada
2%
Middle East
Asia
4%
8%
Europe
14%
$766mm
US
71%

CY’24 Clearing Volume by Product


Metals
10%
Equities
Energy
19%
30%
188mm(3)
20%
21%
Agriculture
Interest Rates

(1) Average 2024 Global Customer Assets
(2) Represents gross operating revenue calculated as gross commission revenue plus net interest income
(3) Represents number of contracts

Acquisition Rationale

1. Transformational opportunity to significantly strengthen position as a leading FCM
2. Expanded products and capabilities to be delivered to RJO's clients, leading to material revenue synergies
3. Significant cost synergies and increased operating efficiency, enhancing overall margins
4. Immediately accretive to StoneX's EPS and ROAE

StoneX / RJO'Brien

Industry Overview: Futures Market

Growing Futures Market

- Increasing demand for derivative products to hedge and risk manage global economic uncertainty
- Innovation driving the expansion of the number of products and entrance of new commodity classes (e.g. cryptocurrencies and carbon credits)
- Growing retail investor interest and participation driving increased engagement in the futures market



CAGR: +9%
$352
$204
Customer Assets(1) ($bn)
2018
2025

Bank Competitors

- Retrenching from commodities trading since the financial crisis; selectively reentering certain markets
- Reducing capital intensive activities; new Basel III Endgame and additional standards for GSIBs have increased bank's cost of capital
- Off boarding trading-only customers

Non-Bank Competitors

StoneX
RJO'Brien

- Strong capital and liquidity position; not subject to Basel III Endgame and GSIB capital pressure
- Pure-play agency brokers provide more anonymity and do not trade against their customers
- Scalable platform with significant scope for organic and inorganic growth

StoneX

Source: CFTC. FCM data as of December 2018 and February 2025.
(1) Customer assets includes assets required in segregation, as required by 4d(a)(2) and Part 30

Industry Overview: Metrics of Select US FCMs

FCM Rank[(1),(3)] | Company | Total Customer Funds (as of February 2025) *($ in millions)*



8
StoneX
+
RJO'Brien
$12,101
(2)
11
InteractiveBrokers
$8,664
12
MAREX
$8,279
14
ADM
ADM Investor Services, Inc.
$7,161
15
RJO'Brien
$6,150
16
StoneX
$5,951
23
WEDBUSH
$2,431
24
TradeStation
$1,011
25
PhillipCapital
Your Partner In Finance
$932
Total:
62 FCMs(3)

StoneX

Source: FIA. CFTC Data as of February 2025.
(1) Represents US FCM ranking by customer assets required in segregation, as required by 4d(a)(2) and Part 30
(2) Represents the sum of StoneX and RJO customer assets required
(3) As per FIA, 21 bank FCMs and 41 other FCMs

StoneX and RJO's Complementary Customer Bases


Net Operating Revenue by Customer
Segment
StoneX
RJO'Brien
Combined
Institutional
34%
32%
34%
Includes revenue from Introducing Brokers
Commercial
39%
65%
Includes Introducing Broker segment (53%)
43%
Retail
16%
3%
14%
Payments
10%
N.A.
9%

Note: Represents calendar year 2024. Allocation excludes Corporate segment.

StoneX Increases Market Access for RJO Clients

Driving significant revenue synergies and increases client stickiness

Client Type	Combined Capabilities	Example Clients
Institutional Client	Combination creates best-in-class offering catering to financial institutions' needs: ✓ Interest risk management across cash and listed derivative fixed income products ✓ Repo and collateral financing ✓ Equity trading, market-making and custody ✓ International payments and FX capabilities across 180+ countries	▪ Commercial and Regional Banks ▪ Insurance Providers ▪ Pension Funds ▪ Mortgage Firms
Commercial Client	Full-service offering for commercial clients including: ✓ Clearing and execution across 40+ derivative exchanges ✓ Global physical commodities trading and financing ✓ Supply chain and logistics ✓ Superior customizability with OTC trading	▪ Grain Elevators ▪ Farmers ▪ Energy Companies ▪ Food Processors ▪ Co-Ops
Introducing Broker	Solidifies StoneX's position as a leading global provider to retail firms across multiple asset classes, including securities and derivatives: ✓ Serving nearly 600 introducing brokers and broker-dealers across the combined network ✓ Full-service provider of derivatives and securities execution, clearing, custody and research ✓ Access to 24-hour trade desks and premier support platform	▪ Introducing Brokers ▪ Retail Brokerages ▪ Regional and Local Banks
Retail Client	Leverage StoneX's self-directed digital platform: ✓ Expansion of global market access to 18,000+ FX and other OTC products[1] ✓ Curated digital experience with multiple platforms available (across mobile and web) ✓ Wealth management services and physical investments in precious metals	

(1) Regulation permitting.

StoneX's Broader Product Capabilities

Driving significant revenue synergies and increases client stickiness

StoneX's Core Services	StoneX	RJO'Brien	Cross-Sell Opportunities
Global Execution, Clearing and Custody	✓	✓	▪ Increased market access by leveraging StoneX's expansive exchange memberships ▪ Access to multiple asset classes across equities, FX, payments, digital assets and a full suite of cash fixed income products
Risk Management and Hedging	✓	✓	▪ StoneX's full suite of product and commodity financing solutions can be offered to RJO's strong agricultural and buyside client base ▪ Access to 300+ products on StoneX's OTC platform
Liquidity Provider and Market-Maker	✓	✗	▪ StoneX can offer cost-effective institutional-grade liquidity services to RJO's commercial and financial institution clients
Global Market Access via Digital Platforms	✓	✗	▪ Further revenue opportunities from extending StoneX's diverse suite of digital platforms to RJO's client base
Strategic Advisory and Capital Services	✓	✗	▪ RJO's retail and institutional client base can benefit from StoneX's access to advisory wealth solutions and capital introduction solutions

Significant Synergy Opportunities

Combination Reduces Operating Expenses and Releases Excess Regulatory Capital

- Combination of FCMs and trading operations, removing duplication and harmonizing clearing technology and platforms, eliminating redundant infrastructure and support – adopting a best-of-breed approach
- Unlock regulatory capital
- Expect majority of expense synergies to be realized within 24 months

Category	Expected Fully-Phased Synergies
Corporate Overhead Redundancies & Occupancy	$35mm+
Technology & Operations	$15mm+
Expense Synergies	**$50mm+**
Capital Synergies	**$50mm+**

Sources & Uses and Pro Forma Capitalization

Sources & Uses ($mm)

Sources		Uses	
Renewed Revolving Credit Facility ($500mm)	$188	Equity Purchase Price	$900
New Second Lien Notes	625	Refinance RJO Subordinated Debt	138 [1]
Shares to Seller	275	Existing Revolving Credit Facility	50 [2]
Cash from Balance Sheet	28	Transaction Fees and Expenses	28 [3]
Total Sources of Funds	**$1,116**	**Total Uses of Funds**	**$1,116**

Pro Forma Capitalization ($mm)

	SNEX 12/31/2024	Pro Forma
Cash & Cash Equivalents	$1,398	$1,370
Holding Company (StoneX Group Inc.)		
Revolving Credit Facility ($500mm)	$50 [2]	$-- [1]
Renewed Revolving Credit Facility ($500mm)	--	188
Bank Notes Payable	7	7
First Lien HoldCo Debt	$57	$195
Second Lien Notes	550	1,175
Total HoldCo Debt	$607	$1,370
Adj. EBITDA [4]	529	749 [5]
Total HoldCo Debt / Adj. EBITDA	**1.1x**	**1.8x**
Tangible Book Value	**$1,690**	**$1,451**

(1) The assumption of RJO's subordinated debt is subject to receipt of waivers from its current lenders. The above table assumes all subordinated debt is refinanced. Subordinated debt balance as of March 2025.
(2) Revolver balance as of 4/8/25.
(3) Includes M&A, legal and financing fees.
(4) See page 20 for reconciliation of Adj. EBITDA.
(5) Inclusive of synergies.

Pro Forma Financial Overview

Attractive financial profile, accretive to growth and profitability

TTM 12/31/24	StoneX	RJO'Brien	Impacts	Combined
Operating Revenue	$3,605mm	+ $766mm	Additional Revenue Opportunities	$4,300mm+
Adj. EBITDA	$529mm	+ $170mm	$50mm+ Expense Synergies	$750mm+[1]
Net Income	$277mm	+ $101mm	*1%+ Margin Expansion*	$400mm+[1]
EPS			*Double Digit Accretion*	
ROE			*ROE Expansion*	

Additional revenue opportunities expected from expanding RJO clients' market access and OTC offering

(1) Inclusive of synergies.



StoneX®

Thank You

Adjusted EBITDA Reconciliation

($ in millions)	StoneX TTM 12/31/24	RJO'Brien TTM 12/31/24
Net income from continuing operations	**$277**	**$101**
Interest expense	1,256	141
Depreciation and amortization	58	14
Income tax expense	99	28
EBITDA	**$1,689**	**$283**
Amortization of share-based compensation	41	--
Interest expense attributable to trading activities	(1,186)	(122)
Gain on acquisition	(9)	--
Class action settlement gains	(6)	--
Other non-operating items	--	9
Adj. EBITDA	**$529**	**$170**